SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 2, 2002


                           CHAMPPS ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)

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

          Delaware                                  0-22639                                04-3370491
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      (State or other                      (Commission file number)                      (IRS employer
      jurisdiction of                                                                  identification no.
       incorporation)
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             5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 804-1333
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              There are 3 pages in this Report, including exhibits.


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Item 4.  Changes in Registrant's Certifying Accountant

         On August 2, 2002, the Company determined not to renew the engagement of Arthur Andersen LLP as independent accountants for the Company and the Company engaged KPMG LLP as the independent accountants to audit and report upon the Company's financial statements for the current fiscal year ending June 30, 2002. The determination by management and the Audit Committee not to renew the engagement of Arthur Andersen LLP, which followed the recent announcement by the Securities and Exchange Commission ("SEC") regarding the ability to use Arthur Andersen LLP to provide independent attestation of filings with the SEC, was approved by the Board of Directors. For the fiscal year ended July 1, 2001 and July 2, 2000 Arthur Andersen LLP had audited and reported upon the Company's financial statements and had served as the Company's independent accountants.

         During the Company's two fiscal years ended July 2, 2000 ("fiscal 2000") and July 1, 2001 ("fiscal 2001"), and during the subsequent interim periods through August 2, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. In addition, during the above period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Although the Company has requested a letter from Arthur Andersen LLP stating its agreement with such statements and although the Company has used reasonable efforts to obtain such letter, the Company has not been able to obtain the letter. 12 former partners and 178 staff members of the Denver office of Arthur Andersen LLP have joined the Denver office of KPMG LLP.


         During our two most recent fiscal years ended July 2, 2000 and July 1, 2001 and the period from July 1, 2001 to August 2, 2002, we did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CHAMPPS ENTERTAINMENT, INC.



Date:  August 9, 2002                        By: /s/ William H. Baumhauer
                                                --------------------------------
                                                 William H. Baumhauer
                                                 Chief Executive Officer